Investor Presentation November 2021

2 Safe Harbor This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its future performance and its ability to implement its strategy, and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) our ability to identify, evaluate, and complete any strategic alternative in connection with our review of strategic alternatives; (2) the possibility that DMS may not be able to realize higher value for its business through a strategic alternative and therefore retains its current corporate and business structure; (3) the possibility that DMS may decide not to undertake a strategic alternative or that it is not able to consummate any proposed strategic alternative due to, among other things, market, regulatory and other factors; (4) the potential for disruption to DMS’s business, including, among other things, attracting and retaining customers, suppliers, key personnel; (5) any potential adverse effects on DMS’s stock price resulting from the announcement of the process to review potential strategic alternatives or the results of that review; (6) the COVID-19 pandemic or other public health crises; (7) changes in client demand for our services and our ability to adapt to such changes; (8) the entry of new competitors in the market; (9) the ability to maintain and attract consumers and advertisers and successfully grow and operate our new health insurance agency business, in the face of changing economic or competitive conditions; (10) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers; (11) the performance of DMS’s technology infrastructure; (12) the ability to protect DMS’s intellectual property rights; (13) the ability to successfully source and complete acquisitions and to integrate the operations of companies DMS acquires, including the Crisp Results assets and Aimtell, PushPros and Aramis Interactive; (14) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate the identified material weakness; (15) changes in applicable laws or regulations and the ability to maintain compliance; (16) our substantial levels of indebtedness; (17) volatility in the trading price on the NYSE of our common stock and warrants; (18) fluctuations in value of our private placement warrants; and (19) other risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K/A and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this presentation includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including adjusted revenue, adjusted EBITDA, adjusted EBITDA margin, Pro Forma organic revenue growth, Pro Forma net revenue, unlevered free cash flow, unlevered free cash flow conversion and Variable Marketing Margin. Definitions of each non-GAAP financial measure can be located in the Appendix. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below. For guidance purposes, the company is not providing a quantitative reconciliation of adjusted EBITDA, adjusted revenue and Variable Marketing Margin in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. We use these financial measures internally to review the performance of our business units without regard to certain accounting treatments and non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement. Disclaimer

3 Acquired Asset Financial Overview 2019-Q4 2020-Q1 2020-Q2 2020-Q3 2020-Q4 2021-Q1 2021-Q2 2021-Q3 Net Revenue, as reported 65,149 72,728 75,195 82,830 102,103 96,803 105,079 107,399 Acquisitions Revenue Underground Elephant (11/19) 7,080 - - - - - - - SmarterChaos (7/20) 2,144 1,924 2,473 310 - - - - Aimtell, Aramis, PushPros (2/21) 7,597 8,039 8,393 5,538 6,685 2,465 - - Crisp Results (4/21) 6,173 6,460 6,650 6,992 9,708 8,284 - - Total Acquisitions Revenue 22,994 16,424 17,516 12,840 16,393 10,749 - - Pro Forma Net Revenue2 88,144 89,152 92,711 95,669 118,496 107,552 105,079 107,399 LTM1 Pro Forma Net Revenue 365,676 438,525 % Growth 19.9% Note: (1) LTM is defined as the twelve months ending Sept 30, 2021. (2) Total Net Revenue for the 12 months ending Dec 31, 2020 is $332,856 as reported in the company's 2020K/A.

Financial Performance Overview

as reported in the 10/K/A and 10Q

	FY 2020[1]	Less: Q3 YTD '20[2]	Q4 '20	Add: Q3 YTD '21	Other Adjustments[3]	LTM[4]
Net revenue	$ 332,856	$ 230,753	$ 102,103	$ 309,281		$ 411,384
Cost of revenue	234,731	160,338	74,394	216,679		291,073
Salaries and related costs	33,386	24,114	9,272	34,427		43,699
General and administrative expenses	30,020	16,356	13,663	28,675		42,339
Acquisition costs	4,814	3,722	1,092	(706)		387
Depreciation and amortization	17,954	13,307	4,648	19,649		24,297
Other income	0	0	0	0		0
Income (loss) from operations	$ 11,949	$ 12,915	(966)	$ 10,556		$ 9,589
Interest expense	13,740	10,702	3,039	10,634		13,673
Change in fair value of warrant liabilities	8,840	(3,840)	12,680	(13,835)		(1,155)
Loss on extinguishment of debt	0	0	0	2,108		2,108
Net income (loss) before income taxes	$ (10,631)	$ 6,054	(16,685)	$ 11,648		$ (5,037)
Income tax expense	3,085	1,901	1,184	1,527		2,711
Net income (loss)	$ (13,716)	$ 4,153	(17,869)	$ 10,121		$ (7,748)
Adjustments:						
Interest expense	13,740	1,901	11,840	10,635		22,475
Income tax expense	3,085	0	3,085	1,527		4,612
Depreciation and amortization	17,954	13,307	4,648	19,649		24,297
Change in fair value of warrant liabilities	8,840	(3,840)	12,680	(13,835)		(1,155)
Debt extinguishment	0	0	0	2,108		2,108
Stock-based compensation	11,429	5,004	6,425	4,046	874	11,346
Restructuring	0	0	0	134	3,171	3,304
Acquisition costs	4,814	3,722	1,092	(705)	1,493	1,880
Other expense	(566)	8,762	(9,328)	4,346	(5,538)	(10,520)
Subtotal before additional adjustments	45,582	33,009	12,573	38,026	0	50,599
Pro Forma Cost Savings - Reorganization	1,056	1,017	38	31		69
Technology Savings	2,483	2,106	377			377
Pro Forma Cost Savings - Acquisitions	3,183	2,702	482	2,656	178	3,316
Accounts reserved	1,600	0	1,600	0		1,600
Acquisition EBITDA	400	400	0	2,711	4,279	6,989
Adjusted EBITDA	54,304	39,234	15,070	43,424	4,456	62,950
Capital Expenditures	10,372	7,481	2,891	7,875		10,766
Unlevered Free Cash Flow	43,932	31,753	12,179	35,549	4,456	52,184
Unlevered Free Cash Flow Conversion	80.9%	80.9%	80.8%	81.9%		82.9%
Adjusted EBITDA Margin %	16.3%	17.0%	14.8%	14.0%		15.3%

Note:
(1) As reported in the company's 2020 10K/A.
(2) As reported in the company's 2021 Q3 10Q.
(3) Represents adjustments between reported categories in the 2020 10K/A compared to Q3 2021 10Q. Also includes adjustments for Pro Forma Adjusted EBITDA in 2H 2020 for acquisitions in 2021 that were not reflected in the 10K/A.
(4) LTM is defined as the twelve months ending Sept 30, 2021.

4

Digital Media Solutions

Performance-Based Digital Advertising Solutions That De-Risk Media Spend 5 NYSE: DMS Through our marketplaces and brand-direct campaigns, DMS increases consumer access to branded products, services, promotions and savings opportunities. As a result, DMS provides superior customer acquisition solutions to our broad-based digital advertiser clients. + FIRST-PARTY DATA ASSET PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH Industry-Leading Toolset • Competitive advantage from first-party data asset that provides real-time, actionable consumer insights and data signals proven effective at driving growth and protecting margins • Proven value proposition supports consumer optionality and advertiser need to de-risk media spend while scaling results • Industry-agnostic solutions serves growing portfolio of loyal blue-chip advertiser clients across fast-growing verticals, including insurance, ecommerce and consumer finance • Scaling concentration within insurance vertical allows us to play from strength to strength, leveraging growth in consumer and advertiser demand • Attractive financial profile, through long-term achievement of EBITDA profitability and FCF generation, plus demonstrated track record of accretive M&A further accelerating growth

DMS LTM1 Financial Summary 6 Note: (1) LTM is defined as the twelve months ending Sept 30, 2021. (2) Adjusted EBITDA is defined as net income (loss), excluding (1) interest expense, (2) income tax expense, (3) depreciation and amortization, (4) change in fair value of warrant liabilities, (5) debt extinguishment, (6) stock-based compensation, (7) restructuring, (8) acquisition costs, (9) other expenses, (10) cost savings expected as a result of a company reorganization, (11) cost synergies expected as a result of full integration of our acquisitions, and (12) pre-acquisition cost savings resulting from current years’ acquisition and comparable to same period last year. (3) Adjusted EBITDA Margin is defined as adjusted EBITDA divided by Net Revenue. (4) DMS defines and measures Pro Forma organic revenue as revenue from all acquisitions, as if they had occurred as of the date of the measurement period. (5) Unlevered FCF Conversion = (Adj. EBITDA – Capex and Capitalized Software) / Adj. EBITDA. $411.4MM Net Revenue $63.0MM Adj. EBITDA2 15.3% % EBITDA Margin3 19.9% Pro Forma Organic Revenue Growth4 82.9% % Unlevered FCF Conversion5 LTM1 Gross Revenue by Segment Brand Direct 51%Marketplace 44% SaaS / Other 5%

7 Interest Awareness CPM (Cost per thousand) CPL & CPT (Cost per lead) (Cost per transfer) CPE (Cost per engagement) CPC (Cost per click) CPS (Cost per sale or % of transaction value) Near Customers Intent Customers Purchase Most Value To Advertisers Least Value To Advertisers DMS De-Risks Advertising Spend For Advertiser Client Unlike traditional advertising, digital performance advertising enables advertisers to pay only for qualified intent and outcomes. Branding  Unregistered  View/Click  Unqualified  Browsing Performance Advertising  Registered  Lead/Purchase  Qualified  Researching Transactions C ( t ) CPL & CPT (Cost per lead) ( ost per transfer) CPE (Cost per engagement) CPC (Cost per click) CPS (Cost per sale) CPA (Cost per action)

Dynamic First-Party Data Asset Proprietary Technology to Deliver Customers and Leads Pay-for-Performance Model Vertical & Channel Agnostic Model of Scale 8 DMS Solves The Common Problems Advertisers Face Common Advertiser Problems Digital Advertising Solution • Difficulty scaling campaigns in highly competitive media channels • 1:1 campaign targeting without cookies • Media “waste” while scaling campaigns • Inability to track ROI • Transparent pricing that delivers leads and customers at or below target CAC • DMS provides linear connection between ad spend and results • DMS is an end-to-end digital customer acquisition solution provider capturing growth across verticals & media channels • DMS helps advertisers launch, edit and optimize campaigns quickly • Multiple partners to achieve one advertising objective • Static campaigns that don’t scale • Audience insight & targeting challenges • Personalized 1:1 advertising at scale • Leverage first-party database of consented, known consumers • Insights and signals put the right message in front of the right consumer at the right time • Integrated technology stack tracks all user interactions, indexes & stores data, manages click & lead routing + more • Capabilities include already implemented & tested cookie-less targeting The DMS Difference

We Provide Value To Consumers And Advertisers

FIRST-PARTY DATA ASSET + PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH = 4Rs

- RIGHT MESSAGE
- RIGHT PERSON
- RIGHT TIME
- RIGHT PLACE

For Consumers

easier access to:

- Options
- Promotions
- Savings



SALE

For DMS Advertiser Clients

easier access to:

Customers & Near Customers → Transactions

9

Digital Media Solutions

Expansive Media Reach: 70% Of U.S. Adults We target audiences where they spend their time and engage high-intent consumers when they are ready to take action. SOCIAL MEDIA ● SEARCH ● DISPLAY/PROGRAMMATIC ● EMAIL ● PUSH ● CONNECTED TV 10

Evolution of DMS 11 • $0 $100 $200 $300 $400 $500 2017 2018 2019 2020 2021E • Acquired UE Authority to strengthen insurance capabilities • Began consolidating business into Brand- Direct and Marketplace Solutions • Launched unified technology stack TRAX Net Revenue ($ in millions) - 2012 - • Founded by Joe Marinucci, Fernando Borghese, Luis Ruelas, and Matt Goodman • Initial focus on brand-direct advertising - 2020 - • Completed business combination with • Class A common stock began trading on NYSE • Acquired SmarterChaos - 2019 - - 2016 - • Acquired W4 performance ad market to bolster performance advertising offerings - 2018 - - 2015 - • Launched M&A strategy with acquisition of 1on1 • Continued to invest in first-party data asset, process and technology around expanding vertical and channel competencies to build out proprietary platform - 2017 - • Acquired GotConsumer and Mocade Media to drive expansion across the business • acquired 46% minority stake - 2021 - • Acquired Aimtell to enhance real-time consumer engagement and Crisp to expand insurance vertical reach • Launched Protect Health Insurance Agency • Acquired Sparkroom and Best Rate Referrals Mocade Media • Additionally acquired Avenue100, BetterLoanChoice, and Fosina

12 1. A leading provider of diversified performance advertising solutions 2. Unique first party data asset and proprietary technology platform optimize ROI and increase client retention 3. Serves a diverse range of strong, growing end markets 4. Strong retention rates with increasing spend from blue-chip customer base 7. History of accretive M&A with significant pipeline of opportunities 9. Strong organic growth with in-flight initiatives to drive continued success 8. Founder-led management team with strong track record and significant ownership 6. Positioned for ongoing shift towards digital customer acquisition and increasing advertiser ROI focus Investment Highlights 5. No material customer or supplier concentration 10. Highly profitable with significant cash flow generation

DMS’s TAM Benefits from a Secular Shift in Ad Spend from Traditional to Online Digital Channels 13 Note: eMarketer, October 2020; IAB; PWC, Company reports, IAB, OAAA, RAB, PwC, Magna Global, Canaccord Genuity Equity Research (1) Impression-based denotes CPM-based (cost-per-thousand) ad pricing U.S. Advertising Spending Mix Digital 40% TV 37% Print 12% Radio 8% OOH 4% Digital 62% TV 25% Print 4% Radio 5% OOH 3% Digital 75% TV 17% Print 2% Radio 4% OOH 3% 2016A 2020E 2024E Digital advertising continues to represent a greater percentage of overall mix and is now estimated to be 62% of total advertising spend in the U.S. Note: “OOH” = out of home Digital Spend by Advertising Type(1) 2005A 2020A Performance 41% Impression-Based 46% Hybrid 13% Performance +26% Performance advertising has become increasingly popular due to its inherent accountability and currently represents 63% of total digital ad spend U.S. Digital Advertising Spending and Growth ($ in billions) Digital Share of Advertising Spend vs. Share of Media Consumption +47% Increase in Digital Advertising Spend as Share of Total between 2010 – 2021E $132 $142 $171 $197 $221 $243 2019A 2020E 2021E 2022E 2023E 2024E 29% 33% 36% 40% 43% 46% 48% 50% 51% 54% 55% 56% 17% 20% 22% 25% 28% 33% 38% 43% 49% 54% 62% 64% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Digital Share of Media Consumption Digital Share of Total Ad Spend Performance, 67% Impression- Based, 32% Hybrid, 1%

Large and Rapidly Growing Addressable Insurance Market Digital Insurance Ad Spend Customer Acquisition and Industry Ad Spend • While investments in digital ad spend has accelerated, the insurance market remains underpenetrated relative to other sectors • COVID-19 advanced the digital transition, driving insurance carriers to evolve through increasing digital spend • Consumers are increasingly researching and purchasing insurance policies online • The newly formed Medicare Brokerage business represents a large opportunity to expand the Company’s TAM further • A disproportionate amount of growth in gross written premiums from 2020 to 2025 will come from digital channels Commentary 20-25% 2019% of budget allocated to customer acquisition $16b 2025 est. insurance industry digital spend 31% 2025 est. % of budget allocated to customer acquisition ($ in billions) 2.2 3.8 6.1 9.1 1.7 2.5 3.5 4.7 0.4 0.9 1.3 1.8 $4.3 $7.2 $10.9 $15.6 2019 2021 2023 2025 Property & Casualty Medicare Life CAGR 24% 29% 19% 27% 14 Expanding Medicare Brokerage Opportunities 19M 20M 22M 24M 26M 38M 2017 2018 2019 2020 2021 2025 Medicare Advantage Enrollment 10% 20% 30% 2008A 2016A 2022E Market Penetration of Independent Digital / Telesales Distribution Note: S&P Global Market Intelligence, CMS, eHealth, Kaiser Family Foundation, America’s Health Insurance Plans, KFF, Wall Street Research

Our Business Model And Mix

End-To-End Platform Optimizes Customer Acquisition At Attractive ROI

Brand-Direct Solutions (51% LTM Revenue)	Marketplace Solutions (44% LTM Revenue)	SaaS/Other Solutions (5% LTM Revenue)
Place advertising on behalf of clients across channels (e.g. search, display, social etc.)	Attract consumers to O&O websites relevant to clients served	License proprietary technology to clients to manage, track and optimize campaigns

1 Place advertising on behalf of clients across channels / Attract consumers to O&O websites / License proprietary technology

2 Filter leads through first-person database using proprietary technology

3 Deliver customers + near customers at or below transparent, identified cost threshold → de-risking ad spend

2-way feedback loop

DMS Business Mix[1] (% Of Revenue)



MediaAlpha
DoubleVerify
VIANT.
PubMatic
Magnite
IAS Integral Ad Science
LiveRamp
theTradeDesk
lendingtree
EVERQUOTE
ZETA
QuinStreet
eHealth
SelectQuote
Fortune 100 Insurance Agency
Numerous Ecommerce Brands
Top 3 U.S. Mortgage Lender
Top 3 U.S. Auto Insurer
Leading Home Security Company
Top 100 U.S. University
Top U.S. Home Services Company
Leading U.S. Auto Insurer
Fortune 50 Beverage Brand
Other 5%
Marketplace Solutions 44%
Brand-Direct Solutions 51%
DMS Key Customers
DMS Key Comparables

Note:
(1) Mix is based upon GAAP-reported revenue for LTM. LTM is defined as the twelve months ending Sept 30, 2021.

15

Digital Media Solutions

Large And Powerful Data Set With Significant Growth Potential 16  Proprietary, opt-in database with over 7bn quarterly impressions to leverage spanning 70% of the adult population in the U.S.  Continuous investment of DMS advertising spend on behalf of its clients since 2012  Highly scalable as ad spend perpetuates regularly optimized results and creates significant barriers to entry  Engage high-intent audiences with the right messaging at the right time  Meet ROI goals by delivering customers and near customers to brands looking to grow their businesses  Provide differentiated consumer intelligence & signals to understand in- market audiences: where they are, what they want, when they engage, when they are ready to buy  Drive efficiency as audiences are targeted based on billions of precedent interactions  Analyze aggregated data to target based on knowledge of consumer habits  Recalibrate and optimize based on consumer interactions in order to make the most efficient media buying decisions for the next cycle

How The DMS Platform Works

End-To-End Platform Optimizes Customer Acquisition At Attractive ROI


First-Party Data Asset
Data Assets
Database with billions of precedent engagements
Expansive Digital Media Reach
Messaging
Display / Programmatic
Email
Native
Search
Social
Connected TV
Improved ROI on digital advertising spend drives demand for DMS data
Drives traffic to DMS digital assets
Owned & Operated Websites
Select Partners
Allstate
American Family Insurance
Lincoln Tech
Farmers Insurance
Liberty Mutual Insurance
esurance
Mercury Insurance
Nationwide
Save the Children
pepsi
State Farm
vivint.
Walmart
weightwatchers
Digital Media Solutions
Qualification
Marketplace
DMS-Owned Digital Assets
Brand-Direct
Combination of DMS and Advertiser-Owned Digital Assets
Consumer
Opt-in First-Party Data
Proprietary Technology
Proprietary Consumer Engagement Tracking Technology
SaaS Software
Real-Time Bidding Click Marketplace
Data Feedback Loop & Integrated Technology Stack
Data Warehouse
Brand partners acquire customers and near customers
Consumers' specific and measurable actions are turned into data

Digital Media Solutions

17

Scaling Advertiser Client Media Spend More Consumer Interactions >> Growing DMS Data Asset Continually Improved Audience Targeting: Right Offer > Right Person > Right Place > Right Time Conversion Rates & Advertiser Client ROI Growth >> Results >> Growth 18 Use Of Our Platform Has A Flywheel Effect The Flywheel Creates Growth & Consistency Among Top 20 Advertisers • 95% retention of top 20 advertiser clients across all verticals from 2019 to 2020 o Revenue share from top 20 clients grew from 41.4% in 2019 to 52.5% in 2020 • 100% retention of top 20 insurance advertiser clients from 2019 to 2020 o Revenue from top 20 insurance clients grew 22% from 2019 to 20201 Note: (1) FY19 includes Pro Forma Revenue for Q4 2019 acquisition pre-ownership period (1/1-10/31/19).

Significant And Growing Brand Name Roster Of Blue-Chip Clients Across Diverse Verticals INSURANCE: 10 of the largest U.S. insurance firms across auto, home, life & health ECOMMERCE: Leading top consumer brands across ecommerce, DTC, food, retail and more HOME SERVICES: 2 of the leading home security companies in the U.S. HEALTH & WELLNESS: Numerous personal fitness, health and wellness brands CONSUMER FINANCE: Top 3 mortgage lender + top 3 consumer reporting company CAREER & EDUCATION: Top-tier large universities + large learning software providers 100% Top 20 Advertiser Clients (2019-2020) 52.5% Top 20 Advertiser Clients (2019-2020) RETENTION REVENUE SHARE 19 LTM1 Revenue Breakdown by Vertical 56% 15% 9% 11% 9% INSURANCE OTHER EDUCATION CONSUMER FINANCE ECOMMERCE Note: (1) LTM is defined as the twelve months ending June 30, 2021.

20 Key DMS Growth Drivers • Attract more consumers to Marketplace and Brand- Direct solutions: by expanding the number of consumers reaching DMS solutions while focusing on delivering targeted customer engagements • Vertically integrate within health insurance: deeper DTC integrations with health insurance providers • Expand into new verticals: such as retail, packaged goods, streaming entertainment and gaming • Continued investment in brand awareness: by delivering highly efficient, meaningful content to raise brand awareness • Grow internationally: DMS currently generates less than 1% of revenues from outside of the United States • Improve an already strong acquisition target: via accelerated growth within the DMS ecosystem • Accelerate growth in the business: by constantly evaluating potential acquisition targets and by leveraging a long- standing record of successful integrations into the DMS framework • Hire additional seasoned executives: with experience operating public companies plus additional sales headcount • Continue to invest in process: switched to NetSuite Integration Services as of Jan. 2021 • Continue to invest in technology: >100 employees within IT as of June 2021 Growth Within Existing Markets Enter Untapped Markets Invest In People, Process & Tech Execute Accretive M&A

21 Mocade Media 2015 2017 2021 2016 2018 2020 2019 AcquisitionsDMS Playbook Core M&A Criteria Add new verticals or strengthen existing verticals Strong Track Record Of M&A Enhance distribution capabilities Strengthen technology platform 1 Management collaborated with third party consultancy to streamline professionalized approach to M&A 2 Dedicated and experienced team manages M&A process 3 Maintain and evaluate pipeline of opportunities 4 Form internal SteerCo (key management plus associates with relevant expertise) to drive deal diligence, execution and integration 5 Post-closing, the target is integrated and fully harmonized into DMS within 12 months • HR onboarding for new FTEs • Integration of IT systems, product management & sales

Founder-Led Management with Proven Track Record

Teammate	Title	Industry Experience	Prior Experience & Background
	Joe Marinucci President, Chief Executive Officer and Director Co-Founder	20+	• EY 2019 Entrepreneur of the Year • Prior President and Co-Founder of Interactive Marketing Solutions • Served as a Board Member of LeadsCouncil
	Fernando Borghese Chief Operating Officer and Director Co-Founder	20+	• Successful track record of building high-performing teams that deliver measurable impact • Previously Executive Vice President at DMi Partners, focused on developing performance-based solutions for clients • Current Board Member of LeadsCouncil
	Vasundara Srenivas Chief Financial Officer	20+	• Expertise includes GAAP/IFRS accounting, SEC reporting, M&A and financial operations • Held executive-level positions at Boeing for more than a decade, including CFO of Boeing Capital Corporation, a wholly owned, multi-billion dollar subsidiary of Boeing
	Jason Rudolph Chief Technology Officer	20+	• Experienced at overseeing development and enhancement of advanced technology systems • Prior CTO of W4 (acquired by DMS in 2018) and Founder and CEO of Sound Advertising Group, an SaaS product for managing lead distribution
	Keola Malone Chief Data Officer	16+	• Expertise includes developing and implementing software designed to support advertising campaign management, including yield analysis, closed-loop reporting and custom audience building • Co-founded UE.co (acquired by DMS in 2019)
	Tony Saldana General Counsel, EVP of Compliance	20+	• Practiced law at Skadden for more than 20 years, with specialization in M&A, corporate finance and corporate governance, representing both public and private clients • Represented a long list of companies as part of high-profile and high-value transactions
	Joey Liner Chief Revenue Officer	20+	• Extensive experience working alongside seasoned digital marketers, thought leaders and lead generators in the insurance, mortgage, education and home services spaces • Previously the President of LeadsCouncil and the Co-Founder and CEO of DoublePositive
	Kathy Bryan Chief Marketing Officer	20+	• Trusted and effective strategic marketing communications leader with experience serving Fortune 500 clients in the hospitality, travel, mortgage, education, finance and retail sectors • Current President of Women of Martech
	Thomas Bock EVP, Corporate Strategy & Investor Relations	20+	• Extensive experience in capital markets, with a focus on technology M&A, equities and debt transactions and relationships • Joined DMS after a long career on Wall Street as an investment banker, with Citi, UBS, SunTrust, and most recently, Regions Bank, and as a research analyst for PaineWebber (US) and SG Cowen (UK)

22

Digital Media Solutions®

Q4 + 2021 Full Year Guidance 23 Q4 21 ($ in millions) FY 21 ($ in millions) GAAP REVENUE $112-122 $421-431 ADJUSTED REVENUE1 $116-126 $437-447 ADJUSTED EBITDA1 $16.5-19.5 $60-63  Expected Q4 2021 and FY2021 Gross Margin1 range of 28-31% and Variable Marketing Margin1 range of 32-36%  Our diversification is helping us continue to deliver top-line growth, especially in our largest sector of insurance Note: (1) This is a non-GAAP financial measure.

Financial Profile Underpinned By Momentum 1 Underpenetrated total addressable market with significant growth prospects Attractive end-markets and strong secular tailwinds 2 3 Diversified base of existing customers with trend of increasing spend over time 4 5 6 Asset light model with high free cash flow conversion Track record of value creation through accretive M&A Resilient business model through traditional business cycles and COVID 24 NYSE: DMS

DMS Company Snapshot 25 DMS is a leading provider of technology-enabled, data-driven digital performance advertising solutions connecting consumers and advertisers. Year Founded: 2012 HQ: Clearwater, FL Employee Count: ~600 FTEs Advertiser Clients: ~275 enterprise customers plus over 6,000 SMBs Public Market History: NYSE: DMS DMS-Developed Centralized Toolbox: Economically delivers customers & near customers to advertiser clients • First-Party Data Asset: Consented database of known users • Proprietary Technology: Including SaaS software • Expansive Media Reach: Covering 70% of U.S. Adults Digital Performance Advertising Solutions: • Brand-Direct: One-to-one advertising solution • Marketplace: One-to-many advertising solution • Other: Includes SaaS software Additional Highlights: • Universally applicable DMS solutions serve large and growing end markets, including ecommerce, consumer finance and education • Emerging focus on massive online insurance end market (63% of Q3 2021 reported net revenue), which is in the early stages of digital transformation and experiencing rapid growth • Long-term achievement of EBITDA profitability and FCF generation, plus demonstrated track record of accretive M&A further accelerating growth • Founder-led leadership team, with an average of 20 years of experience

26 Appendix

Non-GAAP Financial Measures 27 Adjusted Revenue, Pro Forma Organic Revenue and Pro Forma Net Revenue Adjusted revenue and Pro Forma organic revenue are non-GAAP financial measures presented as an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of our underlying operations. Management believes this measure provides useful information because, while the majority of our business consists of lead generation contracts which are accounted for on a gross basis, a portion of our agency managed services contracts are accounted for on a net basis. In light of these considerations, management believes that adjusted revenue provides useful information regarding operating performance across our business, without regard to the accounting treatment of individual contracts, and allows management to build forecasts on a consistent basis across the business. Management further uses adjusted revenue to compare the performance of divisions within the Company against each other and to isolate our core operating performance. Moreover, management expects that over time we will transition all of our services to a principal relationship and as our contracts are either amended or new agreements are executed, this measure will help provide a basis for comparison of our business operations between different periods over time as we transition these services and related accounting for these contracts. Adjusted revenue is defined as revenue as reported under GAAP, without regard to netting of costs applicable to revenues earned under contracts that are deemed to be entered into on an agency basis. DMS defines and measures Pro Forma organic revenue as revenue from all acquisitions, as if they had occurred as of the date of the measurement period. DMS defines and measures Pro Forma net revenue as revenue from all acquisitions, as if those acquisitions had occurred as of the date of the measurement period. We believe Pro Forma organic revenue and pro forma net revenue provide investors and analysts with useful supplemental information regarding our performance, taking into account our acquisitions and the performance of those acquisitions prior to and following our ownership. Variable Marketing Margin Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts. Variable Marketing Margin is defined as revenue less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's condensed consolidated statements of operations.

28 Non-GAAP Financial Measures (Continued) Adjusted EBITDA, Adjusted EBITDA Margin, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion We use the non-GAAP measures of adjusted EBITDA and unlevered free cash flow to assess operating performance. Management believes that these measures provide useful information to investors regarding DMS’s operating performance and its capacity to incur and service debt and fund capital expenditures. DMS believes that these measures are used by many investors, analysts and rating agencies as a measure of performance. By reporting these measures, DMS provides a basis for comparison of our business operations between current, past and future periods by excluding items that DMS does not believe are indicative of our core operating performance. Financial measures that are non-GAAP should not be considered as alternatives to operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance, or cash flows as measures of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, DMS relies primarily on its GAAP results and uses adjusted EBITDA and unlevered free cash flow only as a supplement. Adjusted EBITDA is defined as net income (loss), excluding (1) interest expense, (2) income tax expense, (3) depreciation and amortization, (4) change in fair value of warrant liabilities, (5) debt extinguishment, (6) stock-based compensation, (7) restructuring, (8) acquisition costs, (9) other expenses, (10) cost savings expected as a result of a company reorganization, (11) cost synergies expected as a result of full integration of our acquisitions, and (12) pre-acquisition cost savings resulting from current years’ acquisition and comparable to same period last year. In addition, we adjust to take into account estimated cost synergies related to our acquisitions. These adjustments are estimated based on cost-savings that are expected to be realized within our acquisitions over time as these acquisitions are fully integrated into DMS. These cost-savings result from the removal of cost and or service redundancies that already exist within DMS, technology synergies as systems are consolidated and centralized, headcount reductions based on redundancies, right-sized cost structure of media and service costs utilizing the most beneficial contracts within DMS and the acquired companies with external media and service providers. We believe that these non-synergized costs tend to overstate our expenses during the periods in which such synergies are still being realized. Adjusted EBITDA Margin is defined as adjusted EBITDA divided by Net Revenue. Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods. Unlevered free cash flow is defined as adjusted EBITDA, less capital expenditures, and unlevered free cash flow conversion is defined as unlevered free cash flow divided by adjusted EBITDA.